EDGAR VERSION ONLY -- EXHIBIT 4.3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                           MELLON FINANCIAL COMPANY,
                                                        ISSUER

                                      AND

                            MELLON BANK CORPORATION,
                                                      GUARANTOR

                                       TO

                      FIRST INTERSTATE BANK OF CALIFORNIA,
                                                     TRUSTEE
                                ----------------
                                   INDENTURE

                          DATED AS OF AUGUST 25, 1995
                                ----------------

                    PROVIDING FOR ISSUANCE OF SUBORDINATED
                           DEBT SECURITIES IN SERIES
                               FROM TIME TO TIME


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Mellon Financial Company
                                      and
                            Mellon Bank Corporation

  Certain Sections of this Indenture relating to Sections 310 through 318, in-clusive, of the Trust Indenture Act of 1939:


TRUST INDENTURE                                                     INDENTURE
ACT SECTION                                                          SECTION
(S)310(a)(1)..................................................... 709
      (a)(2)..................................................... 709
      (a)(3)..................................................... Not Applicable
      (a)(4)..................................................... Not Applicable
      (b)........................................................ 708
                                                                  710
(S)311(a)........................................................ 713
      (b)........................................................ 713
      (b)(2)..................................................... 803(a)
                                                                  803(b)
(S)312(a)........................................................ 801
                                                                  802(a)
      (b)........................................................ 802(b)
      (c)........................................................ 802(c)
(S)313(a)........................................................ 803(a)
      (b)........................................................ 803(a)
      (c)........................................................ 803(a)
      (d)........................................................ 803(b)
(S)314(a)........................................................ 804
      (a)(4)..................................................... 101
                                                                  1104
      (b)........................................................ Not Applicable
      (c)(1)..................................................... 102
      (c)(2)..................................................... 102
      (c)(3)..................................................... Not Applicable
      (d)........................................................ Not Applicable
      (e)........................................................ 102
(S)315(a)........................................................ 701
      (b)........................................................ 702
                                                                  803(a)
      (c)........................................................ 701
      (d)........................................................ 701
      (e)........................................................ 614
(S)316(a)........................................................ 101
      (a)(1)(A).................................................. 602
                                                                  612
      (a)(1)(B).................................................. 613

----------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


TRUST INDENTURE                                                     INDENTURE
ACT SECTION                                                          SECTION
      (a)(2)..................................................... Not Applicable
      (b)........................................................ 608
      (c)........................................................ 104(c)
(S)317(a)(1)..................................................... 603
      (a)(2)..................................................... 604
      (b)........................................................ 1103
(S)318(a)........................................................ 107

----------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Parties..................................................................    1
Recitals of the Company..................................................    1
Recitals of the Guarantor................................................    1

                                  ARTICLE ONE
            Definitions and Other Provisions of General Application

Section  101.  Definitions:
               Act.......................................................    2
               Affiliate; control........................................    2
               Authenticating Agent......................................    2
               Bank......................................................    2
               Board of Directors........................................    2
               Board Resolution..........................................    2
               Business Day..............................................    3
               Commission................................................    3
               Company...................................................    3
               Company Request; Company Order; Guarantor Request;
                 Guarantor Order.........................................    3
               Corporate Trust Office....................................    3
               Corporation...............................................    3
               Default...................................................    3
               Defaulted Interest........................................    3
               Depositary................................................    3
               Event of Default..........................................    3
               Floating or Adjustable Rate Provision.....................    3
               Floating or Adjustable Rate Security......................    4
               Global Security...........................................    4
               Guarantee.................................................    4
               Guarantor.................................................    4
               Holder....................................................    4
               Indenture.................................................    4
               Interest..................................................    4
               Interest Payment Date.....................................    4
               Maturity..................................................    4
               Officers' Certificate.....................................    5
               Opinion of Counsel........................................    5
               Original Issue Discount Security..........................    5
               Outstanding...............................................    5
               Paying Agent..............................................    6
               Periodic Offering.........................................    6
               Person....................................................    6
               Place of Payment..........................................    6

----------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            PAGE
                                                                            ----
               Predecessor Security.......................................    6
               Redemption Date............................................    7
               Redemption Price...........................................    7
               Regular Record Date........................................    7
               Securities.................................................    7
               Security Register; Security Registrar......................    7
               Senior Indebtedness of the Company.........................    7
               Senior Indebtedness of the Guarantor.......................    7
               Special Record Date........................................    8
               Stated Maturity............................................    8
               Subsidiary.................................................    8
               Trustee....................................................    8
               Trust Indenture Act........................................    8
               Vice President.............................................    8
               Voting Stock of the Company................................    8
 Section  102. Compliance Certificates and Opinions.......................    8
 Section  103. Form of Documents Delivered to Trustee.....................    9
 Section  104. Acts of Holders; Record Dates..............................   10
 Section  105. Notices, Etc., to Trustee, Company and Guarantor...........   11
 Section  106. Notice to Holders; Waiver..................................   11
 Section  107. Conflict with Trust Indenture Act..........................   12
 Section  108. Effect of Headings and Table of Contents...................   12
 Section  109. Successors and Assigns.....................................   12
 Section  110. Separability Clause........................................   12
 Section  111. Benefits of Indenture......................................   12
 Section  112. Governing Law..............................................   12
 Section  113. Legal Holidays.............................................   13

                                   ARTICLE TWO
                       Forms of Securities and Guarantees

 Section  201. Forms Generally............................................   13
 Section  202. Form of Face of Security...................................   14
 Section  203. Form of Reverse of Security................................   16
 Section  204. Additional Provisions Required in Global Security..........   21
 Section  205. Form of Certificate of Authentication......................   22
 Section  206. Form of Guarantee..........................................   22

                                  ARTICLE THREE
                                 The Securities

 Section  301. Amount Unlimited; Issuable in Series.......................   24
 Section  302. Denominations..............................................   27

                                                                           PAGE
                                                                           ----
 Section  303. Execution, Authentication, Delivery and Dating............   27
 Section  304. Temporary Securities......................................   30
 Section  305. Registration, Registration of Transfer and Exchange.......   31
 Section  306. Mutilated, Destroyed, Lost and Stolen Securities..........   33
 Section  307. Payment of Interest; Interest Rights Preserved............   34
 Section  308. Persons Deemed Owners.....................................   35
 Section  309. Cancellation..............................................   35
 Section  310. Computation of Interest...................................   36

                                  ARTICLE FOUR
                            Guarantee of Securities

 Section  401. Unconditional Guarantee...................................   36
 Section  402. Execution of Guarantees...................................   37

                                  ARTICLE FIVE
                           Satisfaction and Discharge

 Section  501. Satisfaction and Discharge of Indenture...................   38
 Section  502. Application of Trust Money................................   39

                                ARTICLE SIX
                                 Remedies

 Section  601. Events of Default.........................................   39
 Section  602. Acceleration of Maturity; Rescission and Annulment........   40
 Section  603. Collection of Indebtedness and Suits for Enforcement by
                 Trustee.................................................   42
 Section  604. Trustee May File Proofs of Claim..........................   43
 Section  605. Trustee May Enforce Claims Without Possession of
                 Securities..............................................   44
 Section  606. Application of Money Collected............................   44
 Section  607. Limitation on Suits.......................................   44
 Section  608. Unconditional Right of Holders to Receive Principal,
                 Premium and Interest....................................   45
 Section  609. Restoration of Rights and Remedies........................   45
 Section  610. Rights and Remedies Cumulative............................   46
 Section  611. Delay or Omission Not Waiver..............................   46
 Section  612. Control by Holders........................................   46
 Section  613. Waiver of Past Defaults...................................   47
 Section  614. Undertaking for Costs.....................................   48
 Section  615. Waiver of Stay or Extension Laws..........................   48

                                                                            PAGE
                                                                            ----
                                 ARTICLE SEVEN
                                  The Trustee

 Section  701. Certain Duties and Responsibilities.......................    48
 Section  702. Notice of Defaults........................................    48
 Section  703. Certain Rights of Trustee.................................    49
 Section  704. Not Responsible for Recitals or Issuance of Securities and
                 Guarantees..............................................    50
 Section  705. May Hold Securities.......................................    50
 Section  706. Money Held in Trust.......................................    50
 Section  707. Compensation and Reimbursement............................    51
 Section  708. Disqualification; Conflicting Interests...................    51
 Section  709. Corporate Trustee Required; Eligibility...................    51
 Section  710. Resignation and Removal; Appointment of Successor.........    52
 Section  711. Acceptance of Appointment by Successor....................    53
 Section  712. Merger, Conversion, Consolidation or Succession to
                 Business................................................    55
 Section  713. Preferential Collection of Claims Against Company and
                 Guarantor...............................................    55
 Section  714. Appointment of Authenticating Agent.......................    55

                                 ARTICLE EIGHT
          Holders' Lists and Reports by Trustee, Company and Guarantor

 Section  801. Company and Guarantor to Furnish Trustee Names and
                 Addresses of Holders....................................    57
 Section  802. Preservation of Information; Communications to Holders....    57
 Section  803. Reports by Trustee........................................    58
 Section  804. Reports by Company and Guarantor..........................    58

                                  ARTICLE NINE
                         Consolidation, Merger and Sale

 Section  901. Company May Consolidate, Etc., Only on Certain Terms......    58
 Section  902. Successor Corporation Substituted for Company.............    59
 Section  903. Guarantor May Consolidate, Etc., Only on Certain Terms....    59
 Section  904. Successor Corporations Substituted for Guarantor..........    60
 Section  905. Assumption by Guarantor...................................    61

                                                                           PAGE
                                                                           ----
                                  ARTICLE TEN
                            Supplemental Indentures

 Section 1001. Supplemental Indentures Without Consent of Holders........   61
 Section 1002. Supplemental Indentures With Consent of Holders...........   62
 Section 1003. Execution of Supplemental Indentures......................   63
 Section 1004. Effect of Supplemental Indentures.........................   63
 Section 1005. Conformity with Trust Indenture Act.......................   63
 Section 1006. Reference in Securities to Supplemental Indentures........   65

                                 ARTICLE ELEVEN
                                   Covenants

 Section 1101. Payment of Principal, Premium and Interest................   65
 Section 1102. Maintenance of Office or Agency...........................   65
 Section 1103. Money for Security Payments to Be Held in Trust...........   66
 Section 1104. Corporate Existence.......................................   67
 Section 1105. Company Statement as to Compliance........................   68
 Section 1106. Guarantor Statement as to Compliance......................   68
 Section 1107. Limitation Upon Disposition of Voting Stock of Company....   69
 Section 1108. Waiver of Certain Covenants...............................   69

                                 ARTICLE TWELVE
                            Redemption of Securities

 Section 1201. Applicability of Article..................................   69
 Section 1202. Election to Redeem; Notice to Trustee.....................   70
 Section 1203. Selection by Security Registrar of Securities to Be
                 Redeemed................................................   70
 Section 1204. Notice of Redemption......................................   70
 Section 1205. Deposit of Redemption Price...............................   71
 Section 1206. Securities Payable on Redemption Date.....................   71
 Section 1207. Securities Redeemed in Part...............................   72

                                ARTICLE THIRTEEN
                                 Sinking Funds

 Section 1301. Applicability of Article..................................   72
 Section 1302. Satisfaction of Sinking Fund Payments with Securities.....   73
 Section 1303. Redemption of Securities for Sinking Fund.................   73

                                                                            PAGE
                                                                            ----
                                ARTICLE FOURTEEN
                   Subordination of Securities and Guarantees

 Section 1401. Securities Subordinate to Senior Indebtedness of the
                 Company..................................................   76
 Section 1402. Guarantees Subordinate to Senior Indebtedness of the
                 Guarantor................................................   78
 Section 1403. Trustee and Holders of Securities May Rely on Certificate
                 of Liquidating Agent; Trustee May Require Further
                 Evidence as to Ownership of Senior Indebtedness; Trustee
                 Not Fiduciary to Holders of Senior Indebtedness..........   81
 Section 1404. Payment Permitted If No Default............................   82
 Section 1405. Trustee Not Charged with Knowledge of Prohibition..........   82
 Section 1406. Trustee to Effectuate Subordination........................   83
 Section 1407. Rights of Trustee as Holder of Senior Indebtedness of the
                 Company or Senior Indebtedness of the Guarantor..........   83
 Section 1408. Article Applicable to Paying Agents........................   83
 Testimonium...............................................................  84
 Signatures and Seals......................................................  85
 Acknowledgments...........................................................  85

  INDENTURE, dated as of August 25, 1995, among Mellon Financial Company, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania having its principal executive office at 500 Grant Street, Pitts-burgh, Pennsylvania 15258 (herein called the "Company"), Mellon Bank Corpora-tion, a corporation duly organized and existing under the laws of the Common-wealth of Pennsylvania having its principal executive office at 500 Grant Street, Pittsburgh, Pennsylvania 15258 (herein called the "Guarantor"), and First Interstate Bank of California, a state banking association duly orga-nized and existing under the laws of the State of California having its prin-cipal executive office at 707 Wilshire Boulevard, W11-1, Los Angeles, Califor-nia 90017, as Trustee (herein called the "Trustee").

                            Recitals of the Company

  The Company deems it necessary to issue its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities") from time to time for its lawful purposes and has duly authorized the execution and deliv-ery of this Indenture to provide for the issuance of such Securities in one or more series and at such time or times as in this Indenture provided.

  All things necessary to make this Indenture a valid agreement of the Compa-ny, in accordance with its terms, have been done.

                           Recitals of the Guarantor

  The Guarantor has duly authorized the Guarantees provided for herein, and to provide therefor the Guarantor has duly authorized the execution and delivery of this Indenture.

  All things necessary to make the Guarantees, when endorsed on the Securities to which they relate and executed by the Guarantor, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with their and its terms, have been done.

  Now, Therefore, This Indenture Witnesseth:

  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series there-of, as follows:

                                  ARTICLE ONE

            Definitions and Other Provisions of General Application

Section 101. Definitions.

  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

    (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

    (3) the words "herein", "hereof" and "hereunder" and other words of sim-ilar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

  "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

  "Affiliate" of any specified Person means any other Person directly or indi-rectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the forego-ing.

  "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 714 to act on behalf of the Trustee to authenti-cate Securities of one or more series.

  "Bank" means Mellon Bank, N.A., and any successor or successors thereto.

  "Board of Directors" means the board of directors of the Company or of the Guarantor, as the case may be, or any duly authorized committee of such board.

  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be,

                                       2
101
to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are generally authorized or ob-ligated by law or executive order to close.

  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not exist-ing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

  "Company Request", "Company Order", "Guarantor Request" and "Guarantor Or-der" mean, respectively, a written request or order signed in the name of the Company or the Guarantor by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

  "Corporate Trust Office" means the principal office of the Trustee, Security Registrar, Paying Agent or Authenticating Agent, as the case may be, at which at any particular time its corporate trust business shall be administered; at the date hereof the Corporate Trust Office of the Trustee is located at 707 Wilshire Boulevard, W11-1, Los Angeles, California 90017, Attention: Corporate Trust Department.

  "corporation" means a corporation, association, company or business trust.

  "Default" has the meaning specified in Section 603.

  "Defaulted Interest" has the meaning specified in Section 307.

  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to
Section 301.

  "Event of Default" has the meaning specified in Section 601.

  "Floating or Adjustable Rate Provision" means a formula or provision, speci-fied in a Board Resolution of the Company or an indenture supplemental

                                       3
hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company, the Guarantor or the Bank), and periodic adjustment of the interest rate per annum borne by a Floating Rate Security.

  "Floating or Adjustable Rate Security" means any Security which provides for interest to be payable thereon at a rate per annum that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

  "Global Security" means a Security bearing the legend specified in Section 204 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

  "Guarantee" means the Guarantor's unconditional guarantee of the payment of the Securities as more fully described in Article Four.

  "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursu-ant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

  "Holder" means a Person in whose name a Security is registered in the Secu-rity Register.

  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and gov-ern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securi-ties established as contemplated by Section 301.

  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due

                                       4
101
and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasur-er, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

  "Opinion of Counsel" means a written opinion of counsel, who may be an em-ployee of or counsel for the Company or the Guarantor, or who may be other counsel, acceptable to the Trustee.

  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602.

  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

    (i) Securities theretofore cancelled by the Trustee, or any Authenticat-ing Agent, or delivered to the Trustee, or any Authenticating Agent, for cancellation;

    (ii) Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities or portions thereof are to be redeemed, notice of such re-demption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

    (iii) Securities which have been paid pursuant to Section 306 or in ex-change for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the princi-pal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity

                                       5
thereof pursuant to Section 602, (ii) the principal amount of a security de-nominated in a foreign currency or currencies shall be the U.S. dollar equiva-lent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregard-ed. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Secu-rities or any Affiliate of the Company or the Guarantor or of such other obli-gor.

  "Paying Agent" means any Person authorized by the Company to pay the princi-pal of (and premium, if any) or interest on any Securities on behalf of the Company.

  "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof, and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securi-ties.

  "Person" means any individual, corporation, partnership, joint venture, as-sociation, joint-stock company, trust, unincorporated organization or govern-ment or any agency or political subdivision thereof.

  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and in-terest on, or, if so specified, the principal (and premium, if any) only of, the Securities of that series are payable as specified as contemplated by Sec-tion 301, or, if not so specified, as specified in Section 1102.

  "Predecessor Security" of any particular Security means every previous Secu-rity evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                                       6
101

  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

  "Senior Indebtedness of the Company" means any obligation of the Company to its creditors, whether now outstanding or subsequently incurred, except (i) the 9 3/4% Subordinated Debentures Due 2001, the 9 1/4% Subordinated Deben-tures Due 2001 and the 6 7/8% Subordinated Debentures due March 1, 2003, each issued under the indenture, dated as of April 15, 1991, among the Guarantor, the Company and Continental Bank, National Association, as trustee, and all other notes and obligations that may be issued under such indenture, as the same may be amended from time to time, (ii) any obligation as to which in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Senior Indebtedness; and (iii) obligations evidenced by the Securities.

  "Senior Indebtedness of the Guarantor" means any obligation of the Guarantor to its creditors, whether now outstanding or subsequently incurred, except (i) the 7 1/4% Convertible Subordinated Capital Notes due 1999 issued under the indenture, dated as of September 10, 1987, between the Guarantor and The Bank of New York, as trustee; (ii) the guarantee of the Guarantor of the 9 3/4% Subordinated Debentures Due 2001, the 9 1/4% Subordinated Debentures Due 2001 and the 6 7/8% Subordinated Debentures due March 1, 2003, each issued under the indenture, dated as of April 15, 1991, among the Guarantor, the Company and Continental Bank, National Association, as trustee, and all guarantees of the Guarantor of any other notes or obligations which may be issued under such indenture, as the same may be amended from time to time; (iii) any obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Se-nior Indebtedness; and (iv) obligations evidenced by the Guarantees.


                                       7

  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

  "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Se-curity as the fixed date on which the principal of such Security or such in-stalment of principal or interest is due and payable.

  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or the Guaran-tor, as the case may be, or by one or more other of its Subsidiaries, or by the Company or the Guarantor, as the case may be, and one or more other of its Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

  "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

  "Voting Stock of the Company" means stock of any class or classes, however designated, having ordinary voting power for the election of a majority of the Board of Directors of the Company, other than stock having such power only by reason of the happening of any contingency.

Section 102. Compliance Certificates and Opinions.

  Except as otherwise expressly provided by this Indenture, upon any applica-tion or request by the Company or the Guarantor to the Trustee to take any ac-tion under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may

                                       8
101,102
be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Inden-ture Act and any other requirements set forth in this Indenture.

  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such cer-tificate or opinion are based;

    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condi-tion has been complied with; and

    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

  In any case where several matters are required to be certified by, or cov-ered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

  Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opin-ion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reason-able care should know, that the certificate or opinion or representations with respect to such matters are erroneous.


                                       9
                                                                        102,103

  Where any Person is required to make, give or execute two or more applica-tions, requests, consents, certificates, statements, opinions or other instru-ments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially simi-lar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Hold-ers signing such instrument or instruments. Proof of execution of any such in-strument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instru-ment or writing acknowledged to him the execution thereof. Where such execu-tion is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writ-ing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, au-thorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securi-ties of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section
801) prior to such first solicitation or vote, as the case may be. With regard to any record date for action

                                      10
103,104
to be taken by the Holders of one or more series of Securities, only the Hold-ers of Securities of such series on such date (or their duly designated prox-ies) shall be entitled to give or take, or vote on, the relevant action.

  (d) The ownership of Securities shall be proved by the Security Register.

  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registra-tion of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc., to Trustee, Company and Guarantor.

  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

    (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, At-tention: Corporate Trust Department, or

    (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein ex-pressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to the at-tention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previ-ously furnished in writing to the Trustee by the Company or the Guarantor.

Section 106. Notice to Holders; Waiver.

  Where this Indenture provides for notice to Holders of any event, such no-tice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the suf-ficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice,

                                      11
                                                                    104,105,106
either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall con-stitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.

  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

  All covenants and agreements in this Indenture by the Company and the Guar-antor shall bind their respective successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

  In case any provision in this Indenture or in the Securities shall be inval-id, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereun-der, any Paying Agent, any Security Registrar, any Authenticating Agent, the holders of Senior Indebtedness of the Company and the Guarantor and the Hold-ers, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

  This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, ex-cept that the rights, immunities, duties and liabilities of the Trustee as a trustee and any rights and immunities limiting such liability shall be gov-erned by the laws of the State of California.

                                      12
106,107,108,109,110,111,112

Section 113. Legal Holidays.

  In any case where any Interest Payment Date, Redemption Date or Stated Matu-rity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section) ) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Inter-est Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                      Forms of Securities and Guarantees

Section 201. Forms Generally.

  The Securities of each series and the Guarantees relating thereto shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company, in the case of Securities, and of the Guarantor, in the case of Guarantees, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, con-sistently herewith, be determined by the officers executing such Securities or Guarantees, as evidenced by their execution thereof. If the form of Securities of any series or the Guarantees relating thereto is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of the Securities of such series initially de-livered by the Company to the Trustee.

  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

  The definitive Securities of any series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any

                                      13
                                                                        113,201
securities exchange on which such Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Face of Security.

  [If the Security is an Original Issue Discount Security, insert--For pur-poses of Section 1232 of the United States Internal Revenue Code of 1954, as
amended, the issue price of this Security is. . . .% of its principal amount and the issue date is. . . . . . . . . ., 19. . . .]

                           MELLON FINANCIAL COMPANY

No.                                                                      $

  Mellon Financial Company, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter
referred to), for value received, hereby promises to pay to   , or registered
assigns, the principal sum of    Dollars on   .

  [If the Security is to bear interest prior to Maturity, insert--, and to pay
interest thereon from     or from the most recent Interest Payment Date to
which interest has been paid or duly provided for, semi-annually on     and
    in each year, commencing    , at [If the Security is to bear interest at a
fixed rate, insert-- the rate of % per annum,] [If the Security is a Floating or Adjustable Rate Security insert-- a rate per annum [computed--determined]
in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below], until the principal hereof is paid or made avail-able for payment [If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of....% per annum on any overdue principal and premium and on any overdue instalment of interest]. The interest so payable, and punctually paid or duly provided for, on any In-terest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is regis-tered at the close of business on the Regular Record Date for such interest,
which shall be the     or     (whether or not a Business Day), as the case may
be, next preceding such Interest Payment Date. Any such interest not so punc-tually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such De-faulted Interest to be fixed by

                                      14
201,202
the Trustee, notice whereof shall be given to Holders of Securities of this se-ries not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully pro-vided in said Indenture.

  [At this point in the Form of Security of any series of Floating or Adjust-able Rate Securities, the text of the Floating or Adjustable Rate Provision re-lating thereto should be inserted.]]

  [If the Security is not to bear interest prior to Maturity, insert--The prin-cipal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Matu-rity and in such case the overdue principal of this Security shall bear inter-est at the rate of % per annum (to the extent that the payment of such inter-est shall be legally enforceable), which shall accrue from the date of such de-fault in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

  Payment of the principal of (and premium, if any) and [if applicable, in-sert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in [insert at least one Place of Payment] [if applicable, insert-- and [if applicable, insert--, with respect to principal (and premium, if any) only,] at the office or agency of the Company maintained for that purpose in [insert one or more additional Places of Pay-ment]], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


                                       15

  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by man-ual signature, neither this Security nor the Guarantee endorsed hereon shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

  In Witness Whereof, the Company has caused this instrument to be duly exe-cuted under its corporate seal.

Dated:                                 MELLON FINANCIAL COMPANY

                                       By.....................................
                                               [Authorized Signature]

Attest:

 .......................................
        [Authorized Signature]

Section 203. Form of Reverse of Security.

  This Security is one of a duly authorized series of Securities of the Com-pany (herein called the "Securities"), of the series hereinafter specified, issued and to be issued under an Indenture, dated as of August 25, 1995 (herein called the "Indenture"), among the Company, the Guarantor and First Interstate Bank of California, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a state-ment of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the holders of Senior Indebtedness of the Company and the Guarantor and the Holders of the Securi-ties and of the terms upon which the Securities are, and are to be, authenti-cated and delivered. The Securities may be issued in different series, as in the Indenture provided. This Security is one of the series designated on the face hereof, issued under and entitled to the benefits of the Indenture [and limited (except as otherwise provided in the Indenture) to an aggregate prin-
cipal amount of $   ].

  [If applicable, insert--The Securities of this series are redeemable at the option of the Company, upon not less than 30 days nor more than 60 days notice
by mail, [if applicable, insert--(1) on     in any year commencing with the
year     and ending with the year     through operation of the sinking fund
for this series at a Redemption Price equal to 100% of the principal amount,

                                      16
202,203
and (2)] at any time [on or after    , 19 ,] as a whole or from time to time in
part, at the following Redemption Prices (expressed as percentages of the prin-
cipal amount): If redeemed [on or before    ,  %, and if redeemed] during the
12-month period beginning     of the years indicated,

      YEAR           REDEMPTION PRICE                 YEAR                 REDEMPTION PRICE
      ----           ----------------                 ----                 ----------------

and thereafter at a Redemption Price equal to % of the principal amount, to-gether in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securi-ties, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

  [If applicable, insert--The Securities of this series are redeemable at the option of the Company upon not less than 30 days nor more than 60 days notice
by mail, (1) on     in any year commencing with the year.....and ending with the
year     through operation of the sinking fund for this series at the Redemp-
tion Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at
any time [on or after    ], as a whole or in part, at the election of the

                                       17

Company, at the Redemption Prices for redemption otherwise than through opera-tion of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning of the years indicated,

                          REDEMPTION PRICE                            REDEMPTION PRICE FOR
                           FOR REDEMPTION                             REDEMPTION OTHERWISE
                          THROUGH OPERATION                               THAN THROUGH
                               OF THE                                   OPERATION OF THE
      YEAR                  SINKING FUND                                  SINKING FUND
      ----                -----------------                           --------------------

and thereafter at a Redemption Price equal to % of the principal amount, to-gether in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Prede-cessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

  [Notwithstanding the foregoing, the Company may not, prior to    , redeem any
Securities of this series as contemplated by [Clause (2) of] the preceding par-agraph as a part of, or in anticipation of, any refunding operation by the ap-plication, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than % per annum.]

  [The sinking fund for this series provides for the redemption on    in each
year beginning with the year     and ending with the year        of [not less
than] $    [("mandatory sinking fund") and not more than $   ] aggregate prin-
cipal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than

                                       18
203
through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the inverse order in which they become due.]

  In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof or any transferee designated by such Holder upon the cancellation hereof.

  [If the Security is not an Original Issue Discount Security,--If an Event of Default with respect to Securities of this series shall occur and be continu-ing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

  [If the Security is an Original Issue Discount Security,--If an Event of De-fault with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon pay-ment (i) of the amount of principal so declared due and payable and (ii) of in-terest on any overdue principal and overdue interest (in each case to the ex-tent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and in-terest, if any, on the Securities of this series shall terminate.]

  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

The Indenture permits, with certain exceptions as therein provided, the amend-ment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each se-ries to be affected under the Indenture at any time by the Company, the Guaran-tor and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of each

                                       19
series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securi-ties of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all fu-ture Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not no-tation of such consent or waiver is made upon this Security.

  The Guarantor, or a Subsidiary thereof, may directly assume, by a supplemen-tal indenture, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities, in which case the Company shall be released from its liability as obligor on the Securities.

  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is ab-solute and unconditional, to pay the principal of (and premium, if any) and in-terest on this Security at the times, places and [rate--rates], and in the coin or currency, herein prescribed.

  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at [the--each] of-fice or agency of the Company, in [the--each] place referred to on the face hereof, where the principal of (and premium, if any) and interest on [if appli-cable, insert--, or the principal (and premium, if any) only of,] this Security are payable, duly endorsed by, or accompanied by a written instrument of trans-fer in form satisfactory to the Company and the Security Registrar duly exe-cuted by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of au-thorized denominations and for the same aggregate principal amount, will be is-sued to the designated transferee or transferees.

  The Securities of this series are issuable only in registered form without
coupons in denominations of $    and any integral multiple thereof. As provided
in the Indenture and subject to certain limitations therein set forth, Securi-ties of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of a different authorized de-nomination, as requested by the Holder surrendering the same.


                                       20
203

  No service charge shall be made for any such registration of transfer or ex-change, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

  Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor and the Trustee and any agent of the Company, the Guar-antor or the Trustee may treat the Person in whose name this Security is regis-tered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

  All terms used in this Security undefined herein which are defined in the In-denture shall have the meanings assigned to them in the Indenture.

Section 204. Additional Provisions Required in Global Security.

  Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 202 and 203, bear a legend in substantially the following form:

  "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES OF THIS SERIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DE-POSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH DE-POSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF SUCH A TRANSFERROR TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SUCH A TRANSFEREE OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTA-TIVE OF SUCH A TRANSFERROR AND ANY PAYMENT IS MADE TO SUCH A TRANSFEREE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, SUCH A TRANSFERROR, HAS AN IN-TEREST HEREIN."


                                       21
                                                                         203,204

Section 205. Form of Certificate of Authentication.


  The certificates of authentication shall be in substantially the following form:

  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

FIRST INTERSTATE BANK                      FIRST INTERSTATE BANK
  OF CALIFORNIA, as Trustee                  OF CALIFORNIA, as Trustee



By ..............................
               Authorized Signatory

Section 206. Form of Guarantee.

  The form of Guarantee to be endorsed on all Securities shall be substantially as follows:

                      Guarantee Of Mellon Bank Corporation

  For value received, Mellon Bank Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Guarantor"), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the prin-cipal of (and premium, if any) and interest on [if the Security upon which the Guarantee is endorsed is not to bear interest prior to Maturity, insert--any overdue principal of] said Security [if applicable, insert--and the due and punctual payment of the sinking fund payments required with respect to said Se-curity,] when and as the same shall become due and payable, whether at maturi-ty, by acceleration or redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Mellon Fi-nancial Company or any successor thereto (the "Company") punctually to pay any such principal, premium [, --or] interest [or sinking fund payment], the Guar-antor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption or otherwise, and as if such payment were made by the Company.


                                       22
205,206

  The Guarantor hereby agrees that its obligations hereunder shall be as prin-cipal and not merely as surety, and shall be absolute and unconditional, irre-spective of, and shall be unaffected by, any invalidity, irregularity or unen-forceability of said Security or said Indenture, any failure to enforce the provisions of said Security or said Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto, by the Holder of said Security or the Trustee under said Indenture, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable dis-charge of a surety or guarantor. The Guarantor hereby waives diligence, pre-sentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a pro-ceeding first against the Company, protest or notice with respect to said Se-curity or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal, premium, if any, [or] interest on [any overdue principal of] [or any sinking fund payment required with respect to] said Security and the complete performance of all other obligations contained in said Security.

  The Guarantor shall be subrogated to all rights of the Holder of said Secu-rity against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any pay-ments arising out of or based upon, such right of subrogation until the prin-cipal of (and premium, if any) and interest on [any overdue principal of] [and the sinking fund payments required with respect to] all Securities issued un-der said Indenture shall have been paid in full.

  Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and per-formed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same the valid obligation of the Guarantor have been done and performed and have happened in due compliance with all ap-plicable laws.

  Claims under this Guarantee are, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Se-curity upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropri-ate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.


                                      23

  This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Security shall have been signed man-ually by or on behalf of the Trustee under said Indenture.

  This Guarantee shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania, and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, ex-cept as otherwise required by mandatory provisions of law.

  In Witness Whereof, the Guarantor has caused this Guarantee to be duly exe-cuted in facsimile by its duly authorized officer under its corporate seal.

                                       MELLON BANK CORPORATION
[Date of initial issuance of series]
                                       By.....................................
                                               [Authorized Signature]

Attest:

 .......................................
        [Authorized Signature]

                                 ARTICLE THREE

                                The Securities

Section 301. Amount Unlimited; Issuable in Series.

  The aggregate principal amount of Securities which may be authenticated and delivered and may be Outstanding under this Indenture is unlimited.

  The Securities may be issued in one or more series. There shall be estab-lished in or pursuant to a Board Resolution of the Company, and, subject to
Section 303, set forth or determined in the manner provided, in an Officers' Certificate of the Company, or established in one or more indentures supple-mental hereto, prior to the issuance of Securities of any series,

  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of any other series);

  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
Section 304,

                                      24
206,301

305, 306, 1006 or 1207 and except for any Securities which, pursuant to Sec-tion 303, are deemed never to have been authenticated and delivered hereun-
der);

  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

  (4) the date or dates on which the principal of the Securities of the series is payable;

  (5) the rate or rates at which the Securities of the series shall bear in-terest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

  (6) the place or places where the principal of (and premium, if any) and in-terest on, or the principal (and premium, if any) only of, Securities of the series shall be payable;

  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

  (9) if other than denominations of $100,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Securities shall be issu-able;

  (10) any other event or events of default applicable with respect to Securi-ties of the series in addition to those provided in Section 601;

  (11) if other than the principal amount thereof, the portion of the princi-pal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

  (12) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series;


                                      25

  (13) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the De-positary for such Global Security or Securities, which Depositary shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended;

  (14) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstand-ing" in Section 101;

  (15) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

  (16) if the principal of (and premium, if any) or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency in which payment of the principal of (and premium, if any) or interest on Securities of such series as to which such election is made shall be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

  (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 1001(5)).

  The payment of principal and premium, if any, and interest and sinking fund payments, if any, on or relating to the Securities of each series shall be un-conditionally guaranteed by the Guarantor.

  Unless otherwise provided in or pursuant to such Board Resolution of the Company and set forth in such Officers' Certificate of the Company or in any such indenture supplemental hereto, if Securities of any series are to be re-deemed they may be redeemed with funds from any source, including without lim-itation proceeds from the sale of one or more series of Securities.

  All Securities of any one series shall be substantially identical except for necessary or proper variations between temporary and definitive Securities or Securities of different denominations and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Sec-tion 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.


                                      26
301

  If any of the terms of the Securities of a series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Sec-retary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the Se-curities of such series. With respect to Securities of a series offered in a Periodic Offering, such Board Resolution or action may provide general terms or parameters for Securities of such series and provide either that the spe-cific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with a Company Order as contemplated by the first proviso of the third paragraph of Section 303.

  The Securities of each series and the Guarantees endorsed thereon shall be subordinated in right of payment to Senior Indebtedness of the Company and the Guarantor, respectively, as provided in Article Fourteen.

Section 302. Denominations.

  The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any particular series, the Secu-rities of such series shall be issuable only as registered Securities without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

Section 303. Execution, Authentication, Delivery and Dating.

  The Securities shall be executed on behalf of the Company and the Guarantees endorsed thereon shall be executed on behalf of the Guarantor by, respective-ly, its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its
Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or Guarantees may be manual or facsimile.

  Securities and Guarantees bearing the manual or facsimile signatures of in-dividuals who were at any time the proper officers of the Company or the Guar-antor, respectively, shall bind the Company and the Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Guar-antees or did not hold such offices at the date of such Securities and Guaran-tees.

  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company, and with Guarantees endorsed thereon executed by the Guarantor, to the Trustee or Authenticating Agent for authentication, together with a Com-pany

                                      27
                                                                    301,302,303

Order for the authentication and delivery of such Securities, and the Trustee or Authenticating Agent in accordance with the Company Order shall authenti-cate and deliver such Securities; provided, however, that, with respect to Se-curities of a series offered in a Periodic Offering, (a) the Trustee or Au-thenticating Agent shall authenticate and deliver Securities of such series original issue from time to time, in an aggregate principal amount not exceed-ing the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to such other procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (b) the maturity date or dates, original issue date or dates, currency or currencies or compos-ite currencies, interest rate or rates and any other terms of the Securities of such series shall be determined by Company Order or pursuant to such proce-dures and (c) if provided for in such procedures, such Company Order may au-thorize authentication and delivery pursuant to oral or electronic instruc-tions from the Company or its duly authorized agent or agents, which instruc-tions shall be promptly confirmed in writing, including via facsimile, prior to delivery. If the form or terms of the Securities of the series or the form of the Guarantee relating thereto have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenti-cating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive at the time of the initial delivery by the Company of Securities of such series to the Trustee or Authenticating Agent for authentication, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating,

      (a) if the form of such Securities or Guarantees has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Inden-ture;

      (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

      (c) that such Securities, when authenticated and delivered by the Trustee or Authenticating Agent and issued by the Company, and such Guar-antees when endorsed on such Securities, all in the manner and subject to any conditions specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Company and the Guarantor, respec-tively, enforceable in accordance with their terms and entitled to the benefits of this Indenture, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting generally the enforcement of creditors' rights and to

                                      28
303
    general principles of equity; provided, however, that, with respect to Se-curities of a series offered in a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel in connection only with the first authentication of Securities of such series and that the opinions de-scribed in clauses (b) and (c) above may state, respectively,

           (x) that, when the terms of such Securities shall have been estab-lished pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contem-plated by a Board Resolution or action taken pursuant thereto, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

           (y) that such Securities, when completed, authenticated and deliv-ered by the Trustee or Authenticating Agent and issued by the Company, and such Guarantees when endorsed on such Securities, all in the man-ner and subject to any conditions specified in such Opinion of Coun-sel, will be the legal, valid and binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms and entitled to the benefits of this Indenture, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent trans-fer, reorganization, moratorium and similar laws relating to or af-fecting generally the enforcement of creditors' rights and to general principles of equity.

  With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securi-ties and by the Guarantor of any such Guarantees, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Company Order and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, delivered at or prior to the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked.

  The Trustee or Authenticating Agent may, but shall not be obligated to, au-thenticate the Securities of any series the form or terms of which, or the form of the Guarantees relating to which, have been so established and with respect to which it would not be or have been obligated, pursuant to the second sen-tence of Section 1003, to execute, if no Securities of such series have been authenticated, at the time such authentication is requested, or, if Securities of such series have been authenticated, at the time of the initial authentica-tion of Securities of such series, an indenture supplemental hereto containing such form or terms.


                                       29

  Notwithstanding the provisions of Section 301 and of the third paragraph of this Section 303, if any Securities of a series are to be offered in a Peri-odic Offering, it shall not be necessary to deliver the Opinion of Counsel, Company Order and other documents otherwise required pursuant to Sections 201 and 301 and this Section at or prior to the time of authentication of each Se-curity of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

  Each Security shall be dated the date of authentication of such Security. Each Guarantee shall be dated the date of the initial issuance of Securities of the series to which it pertains.

  No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenti-cated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

  The Trustee or Authenticating Agent shall have the right to decline to au-thenticate and deliver any Securities under this Section if the Trustee or Au-thenticating Agent, being advised by counsel, determines that such action may not lawfully be taken by the Company or the Guarantor or if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under this Indenture in a manner not reasonably accept-able to the Trustee.

Section 304. Temporary Securities.

  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee or Authenticating Agent shall authenticate and deliver, temporary Securities (having Guarantees duly en-dorsed thereon) which are printed, lithographed, typewritten, mimeographed or

                                      30
303,304
otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such ap-propriate insertions, omissions, substitutions and other variations as the of-ficers executing such Securities may determine, as evidenced by their execution of such Securities.

  If temporary Securities of any series are issued, the Company will cause de-finitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company designated pursuant to Section 1102 in a Place of Payment for Securities of that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any se-ries, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series and of a like aggregate principal amount and tenor of autho-rized denominations. Until so exchanged, the temporary Securities of any series and the Guarantees endorsed thereon shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor and the Guarantees endorsed thereon.

Section 305. Registration, Registration of Transfer and Exchange.

  The Company will keep at an office or agency to be maintained by the Company as provided in Section 1102 a register (hereinafter referred to as the "Secu-rity Register") in which, subject to such reasonable regulations as it may pre-scribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. At all reasonable times, the Security Register shall be open to inspection by the Trustee. Unless and until otherwise determined by the Company, by Board Resolution, the Security Register shall be kept in the City of Pittsburgh, Pennsylvania, at the Corporate Trust Office of the Bank, which is hereby initially appointed security registrar ("Security Registrar", which term includes any successor appointed pursuant to this Sec-
tion) for the purpose of registering Securities and transfers of Securities as herein provided.

  Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company maintained pursuant to Section 1102 for such purpose in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new

                                       31
                                                                         304,305

Securities of like tenor of the same series (having Guarantees duly endorsed thereon), of any authorized denominations and of a like aggregate principal amount and tenor.

  At the option of the Holder, Securities of any series may be exchanged for other Securities of like tenor of the same series (having Guarantees duly en-dorsed thereon), of any authorized denominations and of a like aggregate prin-cipal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or Authenticating Agent shall au-thenticate and deliver, the Securities which the Holder making the exchange is entitled to receive and the Guarantor shall execute the Guarantees endorsed thereon.

  All Securities and the Guarantees endorsed thereon issued upon any registra-tion of transfer or exchange of Securities shall be the valid obligations, re-spectively, of the Company and the Guarantor evidencing the same debt, and en-titled to the same benefits under this Indenture, as the Securities and the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, by the Holder thereof or his attor-ney duly authorized in writing.

  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursu-ant to Section 304, 1006 or 1207 not involving any transfer.

  The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Se-curities of such series selected for redemption under Section 1203 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

  Notwithstanding the foregoing, any Global Security shall be exchangeable pur-suant to this Section 305 for Securities registered in the names of Persons other than the Depositary for such Security or its nominee only if (i) such De-

                                       32
305
positary notifies the Company that it is unwilling or unable to continue as De-positary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Deposi-tary shall direct.

  Unless and until any Global Security is exchanged in whole or in part for Se-curities of this series in certificated form, such Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless a certificate representing a Global Se-curity is presented by an authorized representative of such a transferror to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of such a transferee or such other name as requested by an authorized representative of such a transferror and any payment is made to such a transferee, any transfer, pledge or other use thereof for value or otherwise by or to any person is wrongful since the regis-tered owner thereof, such a transferror has an interest therein.

  No holder of any beneficial interest in any Global Security held on its be-half by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Not-withstanding the foregoing, nothing herein shall impair, as between a Deposi-tary and such holders of beneficial interests, the operation of customary prac-tices governing the exercise of the rights of the Depositary as Holder of any Security.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and deliver in exchange therefor a new Security of the same series, with a Guarantee duly endorsed thereon, and of like tenor and principal amount and bearing a serial number not contemporaneously outstanding.

  If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Secu-rity

                                       33
                                                                         305,306
and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been ac-quired by a bona fide purchaser, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and deliver, in lieu of any such de-stroyed, lost or stolen Security, a new Security of the same series, with a Guarantee duly endorsed thereon by the Guarantor, and of like tenor and princi-pal amount and bearing a serial number not contemporaneously outstanding.

  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security of the same series, pay such Security.

  Upon the issuance of any new Security under this Section, the Company may re-quire the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (includ-ing the fees and expenses of the Trustee) connected therewith.

  Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company guaranteed by the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees of the same series duly issued hereunder.

  The provisions of this Section are exclusive and shall preclude (to the ex-tent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

  Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Se-curities) is registered at the close of business on the Regular Record Date for such interest.

  Any interest on any Security of a particular series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such

                                       34
306,307

Defaulted Interest may be paid by the Company or the Guarantor, at its elec-tion in each case, as provided in Clause (1) or (2) below:

      (1) The Company or the Guarantor may elect to make payment of any De-faulted Interest to the Persons in whose names the Securities of such se-ries (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such De-faulted Interest, which shall be fixed in the following manner. The Com-pany or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for deposit with the Trustee or designated Paying Agent prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Spe-cial Record Date. Notice of the proposed payment of such Defaulted Inter-est and the Special Record Date therefor having been so mailed, such De-faulted Interest shall be paid to the Persons in whose names the Securi-ties of such series (or their respective Predecessor Securities) are reg-istered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

      (2) The Company or the Guarantor may make payment of any Defaulted In-terest on the Securities of any series in any other lawful manner not in-consistent with the requirements of any securities exchange on which Secu-rities of such series may be listed, and upon such notice as may be re-quired by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.


                                      35

  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of the same series shall carry the rights to inter-est accrued and unpaid, and to accrue, which were carried by such other Secu-rity.

Section 308. Persons Deemed Owners.

  Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guaran-tor or the Trustee may treat the Person in whose name such Security is regis-tered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Secu-rity be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surren-dered to any Person other than the Trustee or an Authenticating Agent, be de-livered to the Trustee or an Authenticating Agent and shall be promptly can-celled by it. The Company or the Guarantor may at any time deliver to the Trustee or an Authenticating Agent for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee or an Authenticating Agent. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee and any Authenticating Agent shall destroy all cancelled Securities held by it and shall deliver to the Company a certificate with respect to such destruction.

Section 310. Computation of Interest.

  Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                      36
307,308,309,310

                                  ARTICLE FOUR

                            Guarantee of Securities

Section 401. Unconditional Guarantee.

  The Guarantor hereby unconditionally guarantees to each Holder of a Security of any series authenticated and delivered by the Trustee or Authenticating Agent the due and punctual payment of the principal of and premium, if any, and interest on such Security and the due and punctual payment of the sinking fund payments, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at maturity, by acceleration or redemption or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or redemp-tion or otherwise, and as if such payment were made by the Company.

  The Guarantor hereby agrees that its obligations hereunder shall be as prin-cipal and not merely as surety, and shall be absolute and unconditional, irre-spective of, and shall be unaffected by, any invalidity, irregularity or unen-forceability of such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guaran-tor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evi-denced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and premi-um, if any, and interest on, and any sinking fund payments required with re-spect to, the Securities and the complete performance of all other obligations contained in the Securities.

  The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guar-antor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premi-

                                       37
um, if any, and interest on, and any sinking fund payments required with re-spect to, all Securities shall have been paid in full.

  Claims under the Guarantee are, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, and the Guarantee is issued subject to the provisions of this Indenture with respect thereto. Each Holder of a Secu-rity upon which the Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effec-tuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 402. Execution of Guarantees.

  To evidence its Guarantee to the Holders specified in Section 401, the Guar-antor hereby agrees to execute the Guarantee in substantially the form above recited to be endorsed on each Security authenticated and delivered by the Trustee or Authenticating Agent. Each such Guarantee shall be executed on be-half of the Guarantor and dated as set forth in Section 303 prior to the au-thentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee or Authenticating Agent, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

  The Guarantee set forth in this Article shall not be valid or become obliga-tory for any purpose with respect to a Security until the certificate of au-thentication on such Security shall have been signed by the Trustee or Authen-ticating Agent.

                                  ARTICLE FIVE

                           Satisfaction and Discharge

Section 501.  Satisfaction and Discharge of Indenture.

  This Indenture shall cease to be of further effect (except as to any surviv-ing rights of registration of transfer, exchange or replacement of Securities herein expressly provided for), and the Trustee, on demand of and at the ex-pense of the Company and the Guarantor, shall execute proper instruments ac-knowledging satisfaction and discharge of this Indenture, when

  (1) either

    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been

                                       38
401,402,501
  replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or dis-charged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation; or

    (B) all such Securities not theretofore delivered to the Trustee for cancellation

      (i) have become due and payable, or

      (ii) will become due and payable at their Stated Maturity within one year, or

      (iii) are to be called for redemption within one year under ar-rangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Guarantor, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

    (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

    (3) the Company and the Guarantor have delivered to the Trustee an Offi-cers' Certificate and an Opinion of Counsel, each stating that all condi-tions precedent herein provided for relating to the satisfaction and dis-charge of this Indenture have been complied with.

  Notwithstanding the satisfaction and discharge of this Indenture, the obliga-tions of the Company and the Guarantor to the Trustee under Section 707, the obligations of the Trustee to any Authenticating Agent under Section 714 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.


                                       39

Section 502.  Application of Trust Money.

  Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this In-denture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and inter-est for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except as required by law.

                                  ARTICLE SIX

                                    Remedies

Section 601. Events of Default.

  "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be ef-fected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

    (1) a court or Federal or State regulatory agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Guarantor or the Bank in an involuntary case under any applicable bank-ruptcy, insolvency or other similar law now or hereafter in effect, or ap-pointing a receiver, liquidator, assignee, custodian, trustee, sequestra-tor (or similar official) of the Guarantor or the Bank or substantially all of such Person's assets (other than appointment of a conservator with respect to the Bank), or ordering the winding up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

    (2) the Guarantor or the Bank shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an invol-untary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Guarantor or the Bank or sub-stantially all of such Person's assets (other than appointment of a con-servator with respect to the Bank), or shall make any general assignment for the benefit of creditors.


                                       40
502,601

  Upon receipt by the Trustee of any Notice of Default pursuant to this Section 601 with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Hold-ers of Outstanding Securities of such series entitled to join in such notice of default, which record date shall be at the close of business on the date the Trustee receives such notice of default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice of default, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least 10% in principal amount of the Outstanding Securities of such series, or their proxies shall have joined in such notice of default prior to the day which is 90 days after such record date, such notice of default shall automatically and without fur-ther action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, af-ter expiration of such 90-day period, a new notice of default identical to a notice of default which has been cancelled pursuant to the proviso to the pre-ceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 601.

Section 602.  Acceleration of Maturity; Rescission and Annulment.

  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Se-curities of that series may declare the principal amount (or, if any of the Se-curities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms there-
of), of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

  At any time after such a declaration of acceleration with respect to Securi-ties of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Se-curities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

    (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

      (A) all overdue instalments of interest on all Securities of that series,


                                       41
                                                                         601,602

      (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

      (C) to the extent that payment of such interest is lawful, interest upon overdue instalments of interest at the rate or rates prescribed therefor in such Securities, and

      (D) all sums paid or advanced by the Trustee hereunder and the rea-sonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

  and

    (2) all Events of Default and Defaults with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of accelera-tion, have been cured or waived as provided in Section 613.

No such rescission shall affect any subsequent default or impair any right con-sequent thereon.

  Upon receipt by the Trustee of any written notice declaring such an accelera-tion, or rescission and annulment thereof, with respect to Securities of a se-ries all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders af-ter such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of ac-celeration, or rescission and annulment, as the case may be, shall automati-cally and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Hold-er, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 602.


                                       42
602

Section 603. Collection of Indebtedness and Suits for Enforcement by Trustee.

  "Default", wherever used herein, means any one of the following events (what-ever the reason for such Default and whether it shall be occasioned by the pro-visions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

    (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a pe-riod of 30 days, or

    (2) default is made in the payment of the principal of any Security at the Maturity thereof, or

    (3) default is made in the performance of any covenant or a breach oc-curs in any warranty of the Company in this Indenture (other than a cove-nant or warranty a default in whose performance or whose breach is else-where in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Securities of any se-ries other than that series), and such default or breach continues for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company and the Guarantor and the Trustee by the Holders of at least 25% in prin-cipal amount of the Outstanding Securities of that series, a written no-tice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder.

The Company covenants that if any Event of Default or Default under Clause (1) or (2) above shall occur, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount then due and payable on such Security for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue in-terest, at the rate or rates prescribed therefor in such Security, and, in ad-dition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

  If the Company or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and un-paid,

                                       43
may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or the Guarantor or any other obligor upon such Secu-rity and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Security, wherever situated.

  If an Event of Default or Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such se-ries by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific en-forcement of any covenant or agreement in this Indenture or in aid of the exer-cise of any power granted herein, or to enforce any other proper remedy.

Section 604. Trustee May File Proofs of Claim.

  In case of the pendency of any receivership, insolvency, liquidation, bank-ruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee shall be entitled and empowered, by interven-tion in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be au-thorized to collect and receive any moneys or other property payable or deliv-erable on any such claims and to distribute the same; and any receiver, assign-ee, custodian, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and ad-vances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in re-spect of the claim of any Holder in any such proceeding.

Section 605. Trustee May Enforce Claims Without Possession of Securities.

  All rights of action and claims under this Indenture or the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the posses-

                                       44
603,604,605
sion of any of the Securities or the production thereof in any proceeding re-lating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 606. Application of Money Collected.

  Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securi-ties and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    First: To the payment of all amounts due the Trustee under Section 707;
  and

    Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and in-terest, respectively.

Section 607. Limitation on Suits.

  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Securities of that series;

    (2) the Holders of not less than 25% in principal amount of the Out-standing Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

    (3) such Holder or Holders have offered to the Trustee reasonable indem-nity against the costs, expenses and liabilities to be incurred in compli-ance with such request;


                                       45
                                                                     605,606,607

    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 608. Unconditional Right of Holders to Receive Principal, Premium and
               Interest.

  Notwithstanding any other provision in this Indenture, the Holder of any Se-curity shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 609. Restoration of Rights and Remedies.

  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall con-tinue as though no such proceeding had been instituted.

Section 610. Rights and Remedies Cumulative.

  No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter

                                       46
607,608,609,610
existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent as-sertion or employment of any other appropriate right or remedy.

Section 611. Delay or Omission Not Waiver.

  No delay or omission of the Trustee or of any Holder of any Securities to ex-ercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of any such Event of De-fault or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 612. Control by Holders.

  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of con-ducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

    (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

    (2) such direction shall not be unduly prejudicial to the rights of Holders not joining therein nor expose the Trustee to personal liability.

    (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

  Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or pow-er, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Hold-ers of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee re-ceives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be

                                       47
                                                                     610,611,612
cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 612.

Section 613. Waiver of Past Defaults.

  The Holders of not less than a majority in principal amount of the Outstand-ing Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

    (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

    (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereun-der. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any de-fault hereunder, whether or not such Holders remain Holders after such record date; provided that unless such majority in principal amount shall have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

  Upon any such waiver, such default shall cease to exist, and any Event of De-fault or Default arising therefrom shall be deemed to have been cured, for ev-ery purpose of this Indenture; but no such waiver shall extend to any subse-quent or other default or impair any right consequent thereon.

Section 614. Undertaking for Costs.

  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust In-denture Act;

                                       48
612,613,614
provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an as-sessment in any suit instituted by the Company or the Guarantor.

Section 615. Waiver of Stay or Extension Laws.

  The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hin-der, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN

                                  The Trustee

Section 701. Certain Duties and Responsibilities.

  (a) The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or other-wise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate in-demnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Inden-ture relating to the conduct or affecting the liability of or affording pro-tection to the Trustee shall be subject to the provisions of this Section.

  (b) All indemnifications and releases from liability granted herein to the Trustee shall extend to the directors, officers, employees and agents of the Trustee.

Section 702. Notice of Defaults.

  If a default occurs hereunder with respect to Securities of any series of which a responsible officer of the Trustee has actual knowledge, the Trustee shall give the Holders of Securities of such series notice of such default

                                      49
                                                                614,615,701,702
  order, bond, debenture, note, other evidence of indebtness or other paper or document, but the Trustee, in its discretion, may make such further in-quiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investiga-tion, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent (including an Au-thenticating Agent) or attorney; provided, that if the payment within a reasonable time to the trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such inquiry on investigation is, in the opinion of the Trustee, not reasonably assured the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if advanced by the Trustee, shall be re-paid by the Company upon demand; and

    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including any Authenticating Agent) or attorney appointed with due care by it hereunder.

Section 704. Not Responsible for Recitals or Issuance of Securities and
             Guarantees.

  The recitals contained herein and in the Securities and Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be account-able for the use or application by the Company or the Guarantor of Securities or the proceeds thereof.

Section 705. May Hold Securities.

  The Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 708 and 713, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Secu-rity Registrar, Authenticating Agent or such other agent.


                                      50
703,704,705

    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, officer's certificate, certifi-cate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent (includ-ing an Authenticating Agent) or attorney; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabili-ties likely to be incurred by it in the making of such inquiry or investi-gation is, in the opinion of the Trustee, not reasonably assured the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabili-ties as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Guarantor and or, if advanced by the Trustee, shall be repaid by the Guarantor Company upon demand; and

    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including any Authenticating Agent) or attorney appointed with due care by it hereunder.

Section 704. Not Responsible for Recitals or Issuance of Securities and
               Guarantees.

  The recitals contained herein and in the Securities and Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be account-able for the use or application by the Company or the Guarantor of Securities or the proceeds thereof.

Section 705. May Hold Securities.

  The Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent or any other agent of the Company or the Guarantor, in its individual or

                                      51
                                                                    703,704,705
any other capacity, may become the owner or pledgee of Securities and, subject to Sections 708 and 713, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Secu-rity Registrar, Authenticating Agent or such other agent.

Section 706. Money Held in Trust.

  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as other-wise agreed with the Company or the Guarantor.

Section 707. Compensation and Reimbursement.

  The Company and the Guarantor agree

    (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, including any Authenticating Agents, and counsel), except any such expense, disbursement or advance as may be at-tributable to its negligence or bad faith; and

    (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administra-tion of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the ex-ercise or performance of any of its powers or duties hereunder.

  As security for the performance of the obligations of the Company and the Guarantor under this Section the Trustee shall have a lien prior to the Securi-ties and Guarantees upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.


                                       52
705,706,707

Section 708. Disqualification; Conflicting Interests.

  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provi-sions of, the Trust Indenture Act and this Indenture.

Section 709. Corporate Trustee Required; Eligibility.

  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a com-bined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority and having a Corporate Trust Of-fice in the City of Pittsburgh, Pennsylvania or the Borough of Manhattan, The City of New York, New York or Los Angeles, California. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Sec-tion, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condi-tion so published. If at any time the Trustee shall cease to be eligible in ac-cordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 710. Resignation and Removal; Appointment of Successor.

  (a) No resignation or removal of the Trustee and no appointment of a succes-sor Trustee pursuant to this Article shall become effective until the accept-ance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guaran-tor. If the instrument of acceptance by a successor Trustee required by Section 711 shall not have been delivered to the Trustee within 30 days after the giv-ing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with re-spect to the Securities of such series.

  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Out-standing Securities of such series, delivered to the Trustee and to the Company and the Guarantor.


                                       53
                                                                     708,709,710

  (d) If at any time:

    (1) the Trustee shall fail to comply with Section 708 after written re-quest therefor by the Company or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

    (2) the Trustee shall cease to be eligible under Section 709 and shall fail to resign after written request therefor by the Company or the Guar-antor or by any such Holder, or

    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilita-tion, conservation or liquidation, then, in any such case, (i) the Company or the Guarantor by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Sec-tion 614, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, peti-tion any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trust-ees.

  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Se-curities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with re-spect to the Securities of any particular series) and shall comply with the ap-plicable requirements of Section 711. If, within one year after such resigna-tion, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the suc-cessor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company or the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Guarantor or the Holders and accepted appointment in the manner required

                                       54
710
by Section 711, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the ap-pointment of a successor Trustee with respect to the Securities of such series.

  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106; provided, that failure of the Company to give such notice shall not effect the resigna-tion or removal of such Trustee. Each notice shall include the name of the suc-cessor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 711. Acceptance of Appointment by Successor.

  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, ac-knowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or re-moval of the retiring Trustee shall become effective and such successor Trust-ee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the re-quest of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 707.

  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guaran-tor, the retiring Trustee and each successor Trustee with respect to the Secu-rities of one or more series shall execute and deliver an indenture supplemen-tal hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securi-ties of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to the Secu-rities of all series for which it is the Trustee hereunder, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of

                                       55
                                                                         710,711
the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the adminis-tration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall be-come vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the ap-pointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly as-sign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

  (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts re-ferred to in paragraph (a) or (b) of this Section, as the case may be.

  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 712. Merger, Conversion, Consolidation or Succession to Business.

  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any cor-poration succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, with-out the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, con-version or consolidation to such authenticating Trustee may adopt such authen-tication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


                                       56
711,712

                                 ARTICLE EIGHT

         Holders' Lists and Reports by Trustee, Company and Guarantor

Section 801. Company and Guarantor to Furnish Trustee Names and Addresses of
             Holders.

  The Company and the Guarantor will furnish or cause to be furnished to the Trustee

    (a) semi-annually, either (i) not later than July 15 and January 15 in each year in the case of Original Issue Discount Securities of any series which by their terms bear interest only after Maturity, or (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list for each such series, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Secu-rities of such series as of the preceding June 30 or December 31 or as of such Regular Record Date, as the case may be, and

    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such re-quest, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 802. Preservation of Information; Communications to Holders.

  (a) The Trustee shall preserve, in as current a form as is reasonably prac-ticable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 801. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corre-sponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held ac-countable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                                      57
                                                                        801,802
corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any fur-ther act on the part of the Trustee or the Authenticating Agent.

  An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving writ-ten notice of termination to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a ter-mination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may ap-point a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear on the Security Register. Any suc-cessor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereun-der, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

  The Trustee agrees to pay to each Authenticating Agent from time to time rea-sonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with the provi-sions of Section 707.

                                 ARTICLE EIGHT

          Holders' Lists and Reports by Trustee, Company and Guarantor

Section 801. Company and Guarantor to Furnish Trustee Names and Addresses of
               Holders.

  The Company and the Guarantor will furnish or cause to be furnished to the Trustee

    (a) semi-annually, either (i) not later than July 15 and January 15 in each year in the case of Original Issue Discount Securities of any series which by their terms bear interest only after Maturity, or (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list for each such series, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Secu-rities of such series as of the preceding June 30 or December 31 or as of such Regular Record Date, as the case may be, and


                                       58
714,801

    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such re-quest, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 802. Preservation of Information; Communications to Holders.

  (a) The Trustee shall preserve, in as current a form as is reasonably practi-cable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 801. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corre-sponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held ac-countable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 803. Reports by Trustee.

  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Secu-rities are listed, with the Commission and with the Company and the Guarantor. The Company or the Guarantor will notify the Trustee when any Securities are listed on any stock exchange.

Section 804. Reports by Company and Guarantor.

  The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture

                                       59
                                                                     802,803,804

Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Com-mission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE NINE

                         Consolidation, Merger and Sale

Section 901. Company May Consolidate, Etc., Only on Certain Terms.

  Nothing contained in this Indenture or in any of the Securities or Guarantees shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, trans-fer or lease of the property of the Company as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Com-pany) authorized to acquire and operate the same; provided, however, that:

    (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets sub-stantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which ac-quires by conveyance or transfer, or which leases, the properties and as-sets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trust-ee) supplemental hereto, executed and delivered by the successor corpora-tion and the Guarantor to the Trustee, in form satisfactory to the Trust-ee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

    (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event (including, without limitation, default under Section 1107) which, after notice or lapse of time or both, would become an Event of De-fault or Default, shall have happened and be continuing;


                                       60
804,901

    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relat-ing to such transaction have been complied with; and

    (4) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantees remain in full force and effect.

Section 902. Successor Corporation Substituted for Company.

  Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 901, the successor corporation formed by such con-solidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may ex-ercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predeces-sor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

Section 903. Guarantor May Consolidate, Etc., Only on Certain Terms.

  Nothing contained in this Indenture or in any of the Securities or Guarantees shall prevent any consolidation or merger of the Guarantor with or into any other corporation or corporations (whether or not affiliated with the Guaran-tor), or successive consolidations or mergers in which the Guarantor or its successor or successors shall be a party or parties, or shall prevent any con-veyance, transfer or lease of the property of the Guarantor as an entirety or substantially as an entirety, to any other corporation (whether or not affili-ated with the Guarantor) authorized to acquire and operate the same; provided, however, that

    (1) in case the Guarantor shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets sub-stantially as an entirety to any Person, the corporation formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corpora-tion organized and existing under the laws of the United States of Ameri-ca, any State thereof or the District of Columbia and shall expressly as-sume, by an indenture (or

                                       61
                                                                         902,903
  indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the Guarantor and the Company to the Trustee, in form satisfactory to the Trustee, the Guarantees endorsed on the Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

    (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Guarantor or such Subsidiary at the time of such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have happened and be continu-ing; and

    (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relat-ing to such transaction have been complied with.

Section 904. Successor Corporation Substituted for Guarantor.

  Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Per-son in accordance with Section 903, the successor corporation formed by such consolidation or into which the Guarantor is merged or to which such convey-ance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Guaran-tor herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Guarantees.

Section 905. Assumption by Guarantor.

  The Guarantor, or a Subsidiary thereof, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfac-tory to the Trustee, the due and punctual payment of the principal of (and pre-mium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or ob-served. Upon any such assumption, the Guarantor or such Subsidiary shall suc-ceed to, and be substituted for and may exercise every right and power of, the

                                       62
903,904,905

Company under this Indenture with the same effect as if the Guarantor or such Subsidiary had been named as the Company herein and the Company shall be re-leased from its liability as obligor on the Securities. No such assumption shall be permitted unless the Guarantor has delivered to the Trustee an Offi-cers' Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a Subsidiary, the Guarantees re-main in full force and effect.

                                  ARTICLE TEN

                            Supplemental Indentures

Section 1001. Supplemental Indentures Without Consent of Holders.

  Without the consent of any Holders, the Company and the Guarantor, when au-thorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satis-factory to the Trustee, for any of the following purposes:

    (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantees; or

    (2) to add to the covenants of the Company or the Guarantor for the ben-efit of the Holders of all or any series of Securities (and if such cove-nants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein con-ferred upon the Company or the Guarantor; or

    (3) to add any additional Events of Default or Defaults; or

    (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Secu-rities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

    (5) to add to, change or eliminate any of the provisions of this Inden-ture in respect of one or more series of Securities, provided that any such

                                       63
                                                                        905,1001
  addition, change or elimination (i) shall neither (A) apply to any Secu-rity of any series created prior to the execution of such supplemental in-denture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Out-standing; or

    (6) to establish the form or terms of Securities of any series or the form of Guarantees relating thereto as permitted by Sections 201 and 301; or

    (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more se-ries and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
  Section 711(b);

    (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

    (9) to effect assumption by the Guarantor or a Subsidiary thereof pursu-ant to Section 905.

Section 1002. Supplemental Indentures With Consent of Holders.

  With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental in-denture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or elimi-nating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the con-sent of the Holder of each Outstanding Security affected thereby,

    (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is de-termined that

                                       64
1001,1002
  would reduce such rate for any period) or any premium payable upon the re-demption thereof, or reduce the amount of the principal of an Original Is-sue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities and the Guarantees in a manner ad-verse to the Holders, or

    (2) reduce the percentage in principal amount of the Outstanding Securi-ties of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

    (3) modify any of the provisions of this Section, Section 613 or Section 1107, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Article Eleven, or the deletion of this proviso, in accordance with the requirements of Sec-tions 711(b) and 1001(7), or

    (4) modify or affect in any manner adverse to the Holders the terms and conditions of the obligation of the Guarantor in respect of the due and punctual payment of the principal of, premium, if any, or interest or sinking fund payments, if any, on the Securities.

A supplemental indenture which changes or eliminates any covenant or other pro-vision of this Indenture which has expressly been included solely for the bene-fit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such cove-nant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supple-

                                       65
                                                                            1002
mental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to con-sent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

  It shall not be necessary for any Act of Holders under this Section to ap-prove the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 1003. Execution of Supplemental Indentures.

  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (sub-ject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 1004. Effect of Supplemental Indentures.

  Upon the execution of any supplemental indenture under this Article, this In-denture shall be modified in accordance therewith, and such supplemental inden-ture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 1005. Conformity with Trust Indenture Act.

  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 1006. Reference in Securities to Supplemental Indentures.

  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any mat-ter provided for in such supplemental indenture. If the Company or the Guaran-tor

                                       66
1002,1003,1004,1005,1006
shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Boards of Directors of the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, with the Guarantee of the Guarantor endorsed thereon, and authen-ticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                 ARTICLE ELEVEN

                                   Covenants

Section 1101. Payment of Principal, Premium and Interest.

  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture.

Section 1102. Maintenance of Office or Agency.

  The Company or the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and de-mands to or upon the Company or the Guarantor in respect of the Securities of that series and the Guarantees relating thereto and this Indenture may be served; provided, however, that at the option of the Company payment of inter-est may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. With respect to the Se-curities of any series, such office or agency and each Place of Payment shall be as specified as contemplated by Section 301. In the absence of any such pro-visions with respect to the Securities of any series, (i) the Places of Payment for such Securities shall be the City of Pittsburgh, Pennsylvania and the Bor-ough of Manhattan, The City of New York (except that as to payment of interest the City of Pittsburgh, Pennsylvania shall be the only Place of Payment) and
(ii) such office or agency for payment for Securities of such series shall ini-tially be the principal office of the Bank in the City of Pittsburgh, Pennsyl-vania and, with respect to principal (and premium, if any) only, the Trustee's agent office in the Borough of Manhattan, The City of New York, and such office or agency for surrender for registration of transfer or exchange of and for service of notices and demands in respect of Securities of such series shall initially be the principal office of the

                                       67
                                                                  1006,1101,1102

Bank in the City of Pittsburgh, Pennsylvania and the Bank's facility in the Borough of Manhattan, The City of New York. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company and the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, sur-renders, notices and demands may be made or served at the Corporate Trust Of-fice of the Trustee, and the Company and the Guarantor each hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

  The Company and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of its ob-ligation to maintain an office or agency in each Place of Payment for Securi-ties of any series for such purposes. The Company and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1103. Money for Securities Payments to Be Held in Trust.

  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becom-ing due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or fail-ure so to act.

  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act and (unless such Paying Agent is the Trustee) the Com-pany will promptly notify the Trustee of its action or failure so to act.

  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the contin-

                                       68
1102,1103
uance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forth-with pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

  The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Pay-ing Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be re-leased from all further liability with respect to such money.

  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and pay-able shall be paid to the Company on Company Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of gen-eral circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guar-antor, as the case may be.

Section 1104. Corporate Existence.

  Subject to Article Nine, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existences and that of the Bank and their respective rights (charter and statutory) and franchises and those of the Bank; provided, however, that neither the Company, the Guarantor, nor the Bank shall be re-quired to

                                       69
                                                                       1103,1104
preserve any such right or franchise if the Company, the Guarantor or the Bank, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not dis-advantageous in any material respect to the Holders.

Section 1105. Company Statement as to Compliance.

  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, stat-ing, as to each signer thereof, that

    (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

    (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obli-gation, specifying each such default known to him and the nature and sta-tus thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default under Section 601, or a Default under Section 603, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

Section 1106. Guarantor Statement as to Compliance.

  The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Guarantor, stating, as to each signer thereof, that

    (1) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his supervision, and

    (2) to the best of his knowledge, based on such review, (a) the Guaran-tor has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obli-gation, specifying each such default known to him and the nature and sta-tus thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default under Section 601,

                                       70
1104,1105,1106
  or a Default under Section 603 or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

Section 1107. Limitation Upon Disposition of Voting Stock of Company.

  So long as any of the Securities shall be Outstanding, but subject to the provisions of Article Nine, the Guarantor will not sell, assign, transfer, grant a security interest in or otherwise dispose of any shares of, securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Company, nor will it permit the Company (or any successor thereto) (a) to issue, except to the Guarantor, any shares of, secu-rities convertible into or options, warrants or rights to subscribe for or pur-chase shares of, Voting Stock of the Company, (b) to merge or consolidate with another Person, other than the Guarantor, or (c) to sell, assign, transfer, grant a security interest in or otherwise dispose of or lease all or substan-tially all of the assets of the Company.

Section 1108. Waiver of Certain Covenants.

  The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any covenant or condition set forth in Sections 1104 and 1107 with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Out-standing Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such cove-nant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided, that unless the Hold-ers of at least 66 2/3% in principal amount of the Outstanding securities of such series shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

                                       71
                                                                  1106,1107,1108

                                 ARTICLE TWELVE

                            Redemption of Securities

Section 1201. Applicability of Article.

  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in ac-cordance with this Article.

Section 1202. Election to Redeem; Notice to Trustee.

  The election of the Company to redeem any Securities of any series pursuant to Section 1201 shall be evidenced by a Board Resolution. In case of any re-demption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securi-ties of such series to be redeemed and, if applicable, of the tenor of the Se-curities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restric-tion.

Section 1203. Selection by Security Registrar of Securities to Be Redeemed.

  If less than all the Securities of any series are to be redeemed, the Company and the Guarantor shall cause the particular Securities of such series to be redeemed to be selected not more than 60 days prior to the Redemption Date by the Security Registrar, from the Outstanding Securities of such series not pre-viously called for redemption, at random or by such method as the Security Reg-istrar shall deem fair and appropriate, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

  The Company and the Guarantor shall cause the Security Registrar promptly to notify the Company and the Trustee in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.


                                       72
1201,1202,1203

  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1204. Notice of Redemption.

  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Secu-rity Register.

  All notices of redemption shall state:

    (1) the Redemption Date,

    (2) the Redemption Price,

    (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities of such series to be redeemed, from the Holder to whom such notice is given,

    (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

    (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

    (6) that the redemption is for a sinking fund, if such is the case.

  Notice of redemption of Securities to be redeemed at the election of the Com-pany shall be given by the Company or, at the Company's request, by the Secu-rity Registrar in the name and at the expense of the Company.

Section 1205. Deposit of Redemption Price.

  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, seg-regate and hold in trust as provided in Section 1103) an amount of money suffi-cient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities of the particular series or portions thereof which are to be redeemed on that date.


                                       73
                                                                  1203,1204,1205

Section 1206. Securities Payable on Redemption Date.

  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemp-tion Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Re-demption Date; provided, however, that, unless otherwise specified as contem-plated by Section 301, instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securi-ties, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provi-sions of Section 307.

  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, subject to
Section 113, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1207. Securities Redeemed in Part.

  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

                                ARTICLE THIRTEEN

                                 Sinking Funds

Section 1301. Applicability of Article.

  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as con-templated by Section 301 for Securities of such series.


                                       74
1206,1207,1301

  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1302. Satisfaction of Sinking Fund Payments with Securities.

  The Company (1) may deliver to the Trustee for cancellation Outstanding Secu-rities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Securities; provided that such Securities have not been previ-ously so credited. Such Securities shall be received and credited for such pur-pose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1303. Redemption of Securities for Sinking Fund.

  Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1302 and will also deliver to the Trustee any Securities to be so de-livered if not theretofor delivered. Not less than 60 days before each such sinking fund payment date the Company and the Guarantor shall cause to be se-lected the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. The Company shall deposit the amount of cash, if any, required for such sinking fund payment with the Trustee or a Paying Agent in the manner

                                       75
                                                                  1301,1302,1303
provided in Section 1205. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sec-tions 1206 and 1207.

                                ARTICLE FOURTEEN

                   Subordination of Securities and Guarantees

Section 1401. Securities Subordinate to Senior Indebtedness of the Company.

  The Company covenants and agrees that anything in this Indenture or the Secu-rities of any series to the contrary notwithstanding, the indebtedness evi-denced by the Securities of each series is subordinate and junior in right of payment to all Senior Indebtedness of the Company to the extent provided here-in, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness of the Company shall con-tinue to be Senior Indebtedness of the Company and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness of the Company or extension or renewal of the Senior Indebtedness of the Company.

  In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness of the Company when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, proper-ty, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of or interest on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Se-curities.

  In the event of

    (a) any insolvency, bankruptcy, receivership, liquidation, reorganiza-tion, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

    (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insol-vency or bankruptcy proceedings,

    (c) any assignment by the Company for the benefit of creditors, or

    (d) any other marshalling of the assets of the Company,

                                       76
1303,1401
all Senior Indebtedness of the Company (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full be-fore any payment or distribution, whether in cash, securities or other proper-ty, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness of the Company at the time outstanding and to any securities is-sued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or deliv-ered directly to the holders of Senior Indebtedness of the Company in accor-dance with the priorities then existing among such holders until all Senior In-debtedness of the Company (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.

  In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which are subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness of the Company at the time outstanding and to any securities is-sued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness of the Company at the time outstand-ing in accordance with the priorities then existing among such holders for ap-plication to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay all such Senior Indebtedness of the Com-pany in full. In the event of the failure of the Trustee or any Holder to en-dorse or assign any such payment, distribution or security, each holder of Se-nior Indebtedness of the Company is hereby irrevocably authorized to endorse or assign the same.

  No present or future holder of any Senior Indebtedness of the Company shall be predjudiced in the right to enforce subordination of the indebtedness evi-denced by the Securities by any act or failure to act on the part of the Compa-ny. Nothing contained herein shall impair, as between the Company and the Hold-ers of Securities of each series, the obligation of the Company to pay to such

                                       77
                                                                            1401

Holders the principal of and interest on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permit-ted by applicable law or hereunder upon a Default or Event of Default hereun-der, all subject to the rights of the holders of the Senior Indebtedness of the Company to receive cash, securities or other property otherwise payable or de-liverable to the Holders.

  Senior Indebtedness of the Company shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness of the Company then outstanding. Upon the payment in full of all Senior Indebtedness of the Compa-ny, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness of the Company to receive any further payments or distributions applicable to the Senior Indebtedness of the Company until the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which oth-erwise would be paid or distributed to the holders of Senior Indebtedness of the Company, shall, as between the Company and its creditors other than the holders of Senior Indebtedness of the Company, on the one hand, and such Hold-ers, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness of the Company, and not on account of the Securities of such series.

  The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebted-ness of the Company or consent to the filing of a financing statement with re-spect thereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness of the Company at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

Section 1402. Guarantees Subordinate to Senior Indebtedness of the Guarantor.

  The Guarantor covenants and agrees that, anything in this Indenture, the Se-curities or the Guarantees to the contrary notwithstanding, the obligations of the Guarantor under the Guarantees relating to payment of principal of and in-terest on the Securities are subordinate and junior in right of payment to all Senior Indebtedness of the Guarantor to the extent provided herein, and each Holder, by his acceptance thereof, likewise covenants and agrees to the subor-dination herein provided and shall be bound by the provisions hereof. Senior Indebtedness of the Guarantor shall continue to be Senior Indebtedness of the Guarantor and entitled to the benefits of these subordination provisions irre-spective of any amendment, modification or waiver of any term of the Senior

                                       78
1401,1402
time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

Section 1403. Trustee and Holders of Securities May Rely on Certificate of
              Liquidating Agent; Trustee May Require Further Evidence as to Ownership of Senior Indebtedness; Trustee Not Fiduciary to Holders of Senior Indebtedness.

  Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article Fourteen, the Trustee and the Holders shall be en-titled to rely upon an order or decree made by any court of competent juris-diction in which such dissolution or winding up or liquidation or reorganiza-tion or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to par-ticipate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the Senior Indebtedness and other indebted-ness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the absence of any such bankruptcy trustee, re-ceiver, assignee or other person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior In-debtedness of the Company or the Guarantor (or a trustee or representative on behalf of such Holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with re-spect to the right of any person as a holder of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor to participate in any payments or distributions pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor, as the case may be, held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Arti-cle Fourteen, and if such evidence is not furnished, the Trustee may offer any payment to such person pending judicial determination as to the right of such person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor.

Section 1404. Payment Permitted If No Default.

  Nothing contained in this Article Fourteen or elsewhere in this Indenture, or in any of the Securities or the Guarantees, shall prevent (a) the Company, at

                                      79
                                                                 1402,1403,1404

  In the event that, notwithstanding the foregoing, any payment or distribution under the Guarantees of any character or any security, whether in cash, securi-ties or other property (other than securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the pay-ment of which is subordinate, at least to the extent provided in these subordi-nation provisions with respect to the Guarantees, to the payment of all Senior Indebtedness of the Guarantor at the time outstanding and to any securities is-sued in respect thereto under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder of any of the Securities in con-travention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or deliv-ered and transferred to, the holders of the Senior Indebtedness of the Guaran-tor at the time outstanding in accordance with the priorities then existing among such holders for application to the extent necessary to pay all such Se-nior Indebtedness of the Guarantor in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness of the Guarantor is hereby irrevo-cably authorized to endorse or assign the same.

  No present or future holder of any Senior Indebtedness of the Guarantor shall be prejudiced in the right to enforce subordination of the Guarantees by any act or failure to act on the part of the Guarantor. Nothing contained herein shall impair, as between the Guarantor and the Holders, the obligation of the Guarantor under the Guarantees, which is absolute and unconditional, to pay to the Holders of Securities of each series the principal of and interest on the Securities of such series, as and when the same shall become due and payable, or prevent the Trustee or the Holders of Securities of such series from exer-cising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness of the Guarantor to receive cash, securities or other property otherwise payable or deliverable under the Guarantees to such Holders.

  Senior Indebtedness of the Guarantor shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness of the Guarantor then outstanding. Upon the payment in full of all Senior Indebtedness of the Guaran-tor, the Trustee and the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness of the Guarantor to receive any further payments or distributions applicable to the Senior In-debtedness of the Guarantor until the Securities of such series shall have been paid in full, and such payments or distributions received by the Trustee and the Holders of Securities of such series by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior

                                       80
1402
for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. The Company and the Guarantor shall give prompt written notice to the Trustee and to the Pay-ing Agent of any facts which would prohibit the payment of monies to or by the Trustee or any Paying Agent.

Section 1406. Trustee to Effectuate Subordination.

  Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropri-ate to effectuate the subordination as between such Holder and holders of Se-nior Indebtedness of the Company or the Guarantor, as the case may be, as pro-vided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

Section 1407. Rights of Trustee as Holder of Senior Indebtedness of the
              Company or Senior Indebtedness of the Guarantor.

  The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor; provided that nothing in this Indenture shall deprive the Trustee of any of its rights as such holder and provided further that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 707.

Section 1408. Article Applicable to Paying Agents.

  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1405 and 1407 shall not apply to the Company or the Guarantor or any Affiliate of the Company or the Guarantor if the Company or the Guarantor or such Affiliate acts as Paying Agent.

  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                      81
                                                            1405,1406,1407,1408

  In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and at-tested, all as of the day and year first above written.

                                        Mellon Financial Company
[Corporate Seal]
                                        By......................................
                                                      President and
                                                 Chief Executive Officer

Attest:

 ........................................
               Secretary

                                        Mellon Bank Corporation
[Corporate Seal]

                                        By......................................
                                                      Vice Chairman,
                                                 Chief Financial Officer
                                                      and Treasurer
Attest:

 ........................................
               Secretary

                                        First Interstate Bank, of California



                                        By......................................
                                                     Vice President

Commonwealth of Pennsylvania      )
County of Allegheny               )
                                           ss:

  On the     day of August, 1995, before me personally came Steven G. Elliott, to me known, who, being by me duly sworn, did depose and say that he is Presi-dent and Chief Executive Officer of Mellon Financial Company, one of the cor-porations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like au-thority.

[Notarial Seal]


                                                         Notary Public


Commonwealth of Pennsylvania      )
County of Allegheny               )        ss:


  On the       day of August, 1995, before me personally came Steven G. Elli-
ott, to me known, who, being by me duly sworn, did depose and say that he is Vice Chairman, Chief Financial Officer and Treasurer of Mellon Bank Corpora-tion, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[Notarial Seal]


                                                      Notary Public

1405 and 1407 shall not apply to the Company or the Guarantor or any Affiliate of the Company or the Guarantor if the Company or the Guarantor or such Affiliate acts as Paying Agent.

  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

  In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       Mellon Financial Company
[Corporate Seal]
                                                  /s/ Steven G. Elliott
                                       By.....................................
                                         President and Chief Executive Officer

Attest:

          /s/ Carole C. Wise
 .......................................
               Secretary

                                       Mellon Bank Corporation
[Corporate Seal]

                                                  /s/ Steven G. Elliott
                                       By.....................................
                                        Vice Chairman, Chief Financial Officer
                                                    and Treasurer

Attest:

         /s/ James M. Gockley
 .......................................
               Secretary

                                       First Interstate Bank of California,
                                       as Trustee

                                                 /s/ Donald R. McEachren
                                       By.....................................
                                                     Vice President

1408                                  84

Commonwealth of Pennsylvania     )
County of Allegheny              )  ss:

  On the 25th day of August, 1995, before me personally came Steven G. Elliott, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of Mellon Financial Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[Notarial Seal]

                                                  /s/ Judith-Ann Ayoub
                                                      -------------------------
                                                      Notary Public

                                                  Notarial Seal Judith-Ann
                                                Ayoub, Notary Public Pitts-
                                                 burgh, Allegheny County My
                                                 Commission Expires May 29,
                                                            1999

                                              Member, Pennsylvania Association
                                                         of Notaries

Commonwealth of Pennsylvania     )
County of Allegheny              )  ss:

  On the 25th day of August, 1995, before me personally came Steven G. Elliott, to me known, who, being by me duly sworn, did depose and say that he is Vice Chairman, Chief Financial Officer and Treasurer of Mellon Bank Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[Notarial Seal]

                                                  /s/ Judith-Ann Ayoub
                                                      -------------------------
                                                      Notary Public

                                                  Notarial Seal Judith-Ann
                                                Ayoub, Notary Public Pitts-
                                                 burgh, Allegheny County My
                                                 Commission Expires May 29,
                                                            1999

                                              Member, Pennsylvania Association
                                                         of Notaries

State of California County of Los Angeles  ss:

  On August 25, 1995 before me, Sheila Harding, Notary Public, personally ap-peared D. R. McEachren [X] personally known to me or [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/she/they exe-cuted the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

                                                        Sheila Harding

[Notarial Seal]
                            SHEILA HARDING
                  Comm. #971942 Notary Public-Cali-
                      fornia Los Angeles County
              My Comm. Expires Aug. 23, 1996



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